Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

~~1. CONTRACT ID CODE~~ | ~~PAGE OF PAGES~~ 1 | 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00029	See Block 16C	OS296415	

6. ISSUED BY CODE ASPR/SNS

ASPR/SNS
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

7. ADMINISTERED BY (If other than Item 6) CODE IASPR/SNS

US DEPT OF HEALTH & HUMAN SERVICES
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303
Attn: DIANA I ORORBIA-KNAPTON
EMERGENT BIODEFENSE OPERATIONS LANS
3500 N MARTIN LUTHER KING JR BLVD
LANSING MI 489062933

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C

10B. DATED (SEE ITEM 13) 12/08/2016

CODE 330303 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers Dis extended. Dis not extended.

Offers must acknowledge receipt of this amendment prior to the 10ur and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA/If required) Net Increase: $[**]
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4(c) Changes
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor Dis not 0 is required to sign this document and return ________ 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: [**]

DUNS Number: [**]

This modification is to order an additional [**] doses ([**] vials) of Biothrax (AVA) for the Department of Defense (DoD). All product is to be shipped FOB Destination. All product to be shipped by NLT [**]in accordance with final delivery instructions Lo be provided by SNS prior to shipment. Product to have [**] months of shelf-life remaining and is priced in accordance with CLIN 0005 pricing ($[**] per dose). Total contract value is hereby increased by $[**] from $[**] to $[**].

Period of Performance: [**] to [**]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
Robert G Kramer President and CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

15B. CONTRACTOR/OFFEROR
Robert G Kramer
(Signature of person authorized to sign)

15C. DATE SIGNED
6/16/2022

16B. UNITED STATES OF AMERICA

16C. DATE SIGNED

Caleb Owen 16B. UNITED STATES OF AMERICA Caleb W. Owen - S (Signature of Contracting Officer) 16C. DATE SIGNED 06/16/222 Previous edition unusable STANDARD FORM 30 (REV. 1112016) Prescribed by GSA FAR (48 CFR) 53.243

NAME OF OFFEROR OR CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) REFERENCE NO. OF DOCUMENT BEING CONTINUED

	Add Item 9 as follows:				
9	Biodefense Ancillary Vaccine for DoD Order #2 [**] doses ([**]vials) Unit Price: $[**]/dose Extended Price: $[**] Project Data: 132821.1.HA00OSSNS01.26088-Strategic National Stock. [**] Accounting Info: 2022.1992211.26088 Appr. Yr.: 2022 CAN: 1992211 Object Class: 26088 Funded: $[**] Project Data: 132698.1.HA00OSSNS01.26088-Strategic National Stock. [**] Accounting Info: 2022.1997003.26088 Appr. Yr.: 2022 CAN: 1997003 Object Class: 26088 Funded: $[**]	[**]	D6	[**]	[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48CFR) 53.110